UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 12, 2018

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On January 12, 2018, the Board of Directors (the “Board”) of Activision Blizzard, Inc. (the “Company”) elected a new member, expanding the size of the Board to ten members. Reveta Bowers was elected to the Board to serve until her successor, if any, is duly elected and qualified or until the earlier of her death, resignation or removal.

In addition, Ms. Bowers was appointed to the Compensation Committee of the Board to serve until her successor is duly elected and qualified or until the earlier of her death, resignation or removal.

Ms. Bowers is an independent governance and organizational consultant for non-profit organizations.  From 1972 to 2016, she served as a teacher and administrator at The Center for Early Education, an independent school for children.  She is also a member of the board of directors of the L.A. Philharmonic, the board of advisors of the Edward E. Ford Foundation, the board of councilors of the Rossier School of Education, the advisory board of the Dream Fund for Scholars, the board of directors of the Teachers College, Columbia University, and the board of directors of FEDCO Charitable Foundation.  She also serves as the chair of the national board of directors of Common Sense Media, and as a seminar faculty member at the California Teacher Development Collaborative (CATDC).  From 1993 to 2003, she served on the board of directors of The Walt Disney Company.  Ms. Bowers holds a B.A. in humanities from the University of Southern California and an M.A. in developmental psychology from the College of Developmental Studies.

The Company’s Non-Affiliated Director Compensation Program and Stock Ownership Guidelines, as amended from time to time, are applicable to Ms. Bowers. The Company’s current Non-Affiliated Director Compensation Program and Stock Ownership Guidelines have been filed with the Securities & Exchange Commission as Exhibit 10.90 of the Company’s Form 10-K for the year ended December 31, 2016, a copy of which is available at https://www.sec.gov/Archives/edgar/data/718877/000104746917001072/a2230993zex-10_90.htm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2018	ACTIVISION BLIZZARD, INC.

	By:	/s/ Chris B. Walther
Chris B. Walther
Chief Legal Officer